UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                             FORM 8-K/A

                          CURRENT REPORT
Pursuant to Section 13 OR 15(b) of The Securities Exchange
Act of 1934


         Date of Report (Date of earliest event reported)
              November 12, 1996  (November 1, 1996)


                      SUSA Partnership, LP
     (Exact name of registrant as specified in its charter)


     Tennessee              333-03344         62-1554135




(State or other            (Commission     (IRS Employer
jurisdiction               File Number)    Identification No.)
of incorporation)



10440 Little Patuxent Parkway, Suite 1100,          21044
Columbia, Maryland

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (410) 730-9500




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The purpose of this amendment is to correct certain typographical errors in Exhibit 99, as previously filed.

Item 7:    Financial Statements and Exhibits


(c)Exhibits

   Exhibit         Description

   99.0 Summary consolidated financial information for the quarter ended September 30, 1996

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  DATED: November 8, 1996


                                  SUSA PARTNERSHIP, L.P.




                                  By: /s/ Thomas E. Robinson
                                  Thomas E. Robinson
                                  President and
                                  Chief Financial Officer